SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  Vizacom Inc.
                                  ------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                  VIZACOM INC.
                         3512 VETERANS MEMORIAL HIGHWAY
                             BOHEMIA, NEW YORK 11716
                             -----------------------


                                 July __, 2002

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Vizacom Inc., a Delaware corporation (the "Company"), to be held on Wednesday, August 14, 2002, commencing at 10:00 A.M., Eastern time, at Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, 9th Floor, New York, New York, 10174. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement, which accompany this letter. We request that you read these documents carefully.

          We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly mark, date, sign and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Stockholders and vote in person even if you have previously mailed your proxy card.

                                        Sincerely,


                                        VINCENT DISPIGNO
                                        Chairman and Chief Executive Officer


                  IT IS IMPORTANT THAT YOU MARK, DATE, SIGN AND
                  RETURN THE ACCOMPANYING PROXY CARD AS SOON AS
                  POSSIBLE.

                                  VIZACOM INC.
                         3512 VETERANS MEMORIAL HIGHWAY
                             BOHEMIA, NEW YORK 11716
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 14, 2002

To the Stockholders of Vizacom Inc.:

          NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Vizacom Inc. (the "Company") will be held on Wednesday, August 14, 2002, commencing at 10:00 A.M., Eastern time, at Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, 9th Floor, New York, New York, 10174, to consider and act upon the following matters:

          1. The election of 2 directors in Class III to serve until the next annual meeting of stockholders at which Class III directors are elected, and until their respective successors are elected and qualified;

          2. To consider and act upon a proposal to grant our Board of Directors authority to amend our certificate of incorporation to effect a reverse stock split of our common stock in a ratio ranging from 1:2 to 1:10;

          3. To approve an amendment to our 2000 Equity Incentive Plan to increase the total number of shares available for award from 2,000,000 to 3,000,000;

          4. To approve the issuance of 353,536 shares of our common stock to satisfy certain obligations pursuant to the terms of our agreement and plan of merger, as amended, with respect to our acquisition of our PWR Systems subsidiary in March 2000.

          5. The ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

          6. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement. The close of business on July 17, 2002, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                        By Order of the Board of Directors,

                                        Paul Block
                                        Secretary

Bohemia, New York
July __, 2002

     =================================================================
     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
     =================================================================

                                  VIZACOM INC.
                         3512 VETERANS MEMORIAL HIGHWAY
                             BOHEMIA, NEW YORK 11716
                             -----------------------

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

          This proxy statement is furnished to the holders of common stock, par value $.001 per share (the "Common Stock"), of Vizacom Inc., a Delaware corporation (the "Company"), in connection with the solicitation by and on behalf of its Board of Directors of proxies (the "Proxy" or "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, August 14, 2002, commencing at 10:00 A.M., Eastern time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, 9th Floor, New York, New York, 10174, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

          The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting of Stockholders, this proxy statement, Proxies and annual report is to be borne by the Company. The Company may engage ______________, a proxy solicitation firm to assist in the solicitation of votes, with anticipated fees of no more than $[ ]. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about [July 19, 2002].

          Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, FOR the approval of a proposed grant of authority to the Board of Directors to amend the Company's Certificate of Incorporation in order to effect a stock combination (reverse stock split), FOR the amendment to our 2000 Equity Incentive Plan to increase the number of shares available for award from two million to three million, FOR the approval of a stock issuance of 353,536 shares of our common stock pursuant to the agreement by which we acquired PWR Systems, Inc. ("PWR") in March 2000, and FOR the ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

          It is important that your shares are represented at the Meeting, and, therefore, all stockholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to Paul Block, the Secretary of the Company, at the address set forth above, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

          OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS

          The close of business on July 17, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As of the Record Date, there were [ ] shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting.

          One-third of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, present in person or represented by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

          Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors will not be counted towards the election of any person as a director.

          Approval of the proposed grant of authority to the Board of Directors to amend the Certificate of Incorporation in order to effect a stock combination (reverse stock split) requires the affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon; abstentions or broker non-votes, if any, will have the effect of a vote against such proposed grant of authority.

          Approval of the amendment to our 2000 Equity Incentive Plan requires the affirmative vote of a majority of the outstanding shares present at the Meeting in person or represented by proxy, and entitled to vote on this matter. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of votes against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter.

          Approval of the issuance of 353,536 shares of common stock pursuant to the terms of our merger agreement with PWR, requires the affirmative vote of a majority of the outstanding shares present at the Meeting in person or in represented by proxy, and entitled to vote on this matter. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of a vote against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter.

          Ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, requires the affirmative vote of a majority of the outstanding shares present at the Meeting, in person or represented by proxy, and entitled to vote on this matter. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of a vote against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter.

                        --------------------------------
                                   Proposal 1
                              ELECTION OF DIRECTORS
                        --------------------------------

          Our board of directors is divided into three classes. The directors in each class serve for three-year terms. Set forth below are the members of each class and the year in which the term of each director class expires.

          CLASS I                  CLASS II                    CLASS III
   (TO SERVE UNTIL THE       (TO SERVE UNTIL THE          (TO SERVE UNTIL THE
    ANNUAL MEETING OF          ANNUAL MEETING OF           ANNUAL MEETING OF
   STOCKHOLDERS IN 2003)     STOCKHOLDERS IN 2004)        STOCKHOLDERS IN 2004)
   ---------------------     ---------------------        ---------------------

Paul J. Block                Vincent DiSpigno             David A. Buckel
Francis X. Murphy            Douglas Greenwood            David N. Salav

          At the Meeting, stockholders will elect 2 directors in Class III to serve on the Company's Board of Directors until the next annual meeting of stockholders at which Class III directors are elected, and until their respective successors are elected and qualified. David A. Buckel and David N. Salav have been nominated by the Board of Directors for election as directors in Class III, each to hold office until the annual meeting of stockholders to be held in 2005. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of David A. Buckel and David N. Salav (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. Each Nominee currently serve on the Board of Directors. Each Nominee has advised the Company of his willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

          The current directors and current executive officers of the Company, their ages and present positions with the Company are as follows:

Name                       Age      Position and Offices

Vincent DiSpigno           45       Chairman of the Board, President and Chief
                                    Executive Officer,
Alan W. Schoenbart         43       Vice President - Finance and Chief Financial
                                    Officer
Paul J. Block              57       Executive Vice President - Marketing and
                                    Administration and Director
David N. Salav             35       Vice President - Chief Information Officer,
                                    and Director
David A. Buckel            40       Director
Francis X. Murphy          53       Director
Douglas Greenwood          50       Director

          Set forth below is a brief description of the background of our executive officers and directors, based on information provided by them to us.

          Vincent DiSpigno has been a director since April 2000, and Chairman of the Board since February 2002. Mr. DiSpigno was appointed president of Vizacom in January 2001, nine months following our acquisition of PWR in March 2000 and was appointed Chief Executive Officer in February 2002. He is a co-founder and has been the chief executive officer and a director of PWR since June 1994. Before founding PWR, Mr. DiSpigno was a corporate marketing manager for Arrow Electronics Inc., a major electronics distributor, and a district manager for BusinessLand Inc., a national value added reseller of computer products.

          Alan W. Schoenbart has been our vice president - finance and chief financial officer since April 1999. Mr. Schoenbart served as chief financial officer of Windswept Environmental Group Inc., an environmental remediation company, from September 1997 to April 1999. He was chief financial officer of Advanced Media Inc., a multimedia company, from August 1995 to August 1997. Mr. Schoenbart was controller of GoodTimes Entertainment, a producer and distributor of video and software products, from September 1993 to July 1995. Previously, Mr. Schoenbart worked as an audit manager at KMPG LLP. Mr. Schoenbart is a certified public accountant and received a BS degree from Fairleigh Dickinson University in 1981.

          Paul J. Block has been a director and executive vice president of marketing and administration since December 2001. From April until December, 2001 Mr. Block was a Senior Advisor to Trautman Wassermann and Co., and Chief Operating Officer of SpaceLogix, a company in which Trautman Wassermann and Co. was a principal investor. Previously, Mr. Block was a Senior Consultant to Lehman Brothers from 1999 to 2001 where he was responsible for developing their investment banking practice in the People's Republic of China. Mr. Block has also served as Executive Consultant to American International Group ("AIG") from 1996 to 1999, and before that as Chairman and President of Revlon International.

          David N. Salav has served as a director and vice president of the Company since March 2000 and chief information officer since January 2001. He is a cofounder of PWR, and has been its president and a director, since PWR's inception in 1991. For one year prior to that, Mr. Salav was a business development manager for Arrow Electronics, a major electronics distributor. Mr. Salav received a BA degree from the State University of New York at Buffalo in 1989.

          David A. Buckel has been a director since January 2001. Mr. Buckel currently is vice president of Business Development for Hostpro, an Internet Service provider. From July 1995 to March 2001, Mr. Buckel was a senior vice president and chief financial officer of AppliedTheory Corporation, a Nasdaq-listed company that provides web enabling internet solutions. Mr. Buckel has a BS in accounting from Canisius College and an MBA in Finance and Operations management from Syracuse University.

          Francis X. Murphy has been a director since August 2000. Mr. Murphy is the founder and has served as president of Emerging Technology Ventures, Inc., a finance, merger and acquisition and technology consulting firm based in Huntington, New York, from its inception in September 1994 to date. Previously, Mr. Murphy served in executive management positions with various information technology and leading health care products firms, including Advanced Computer Technologies, Inc. and Baxter International Inc. Since September 1995 and through the current date, he also has served as a director at Insci-Statements.com, Corp., a Nasdaq-listed company, which provides Internet-based and on-site enterprise software and services solutions for electronic statement presentment, digital document storage, workflow and electronic commerce. Mr. Murphy holds a BA and MBA in Corporate Finance from Adelphi University.

          Douglas Greenwood has been appointed a Class II Director of the Company effective July 17, 2002. He has been a member of the investment banking firm of Trautman Wasserman & Co. Inc., since April 2000. From December 1987 to April 2000, he was employed at Deutsche Bank Alex. Brown LLC. At Deutsche Bank Alex. Brown, he was Managing Director in the Corporate Executive Services Group. Prior to Deutsche Banc, he held officer-level positions at Chemical Bank and Brown Brothers Harriman & Co. He is also the Managing Director of Pickwick Group LLC, and is on the Board of Directors of the Arizona Venture Technology Fund, the Advisory Board of International Venture Fund I, and serves as a Trustee of the Wayne Brown Institute. He earned his BA from Princeton in 1973.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors held 18 meetings and took no action by unanimous written consent during fiscal year 2001. All of the directors attended at least 75% of the meetings of the Board of Directors during fiscal year 2001.

          The Company's Board of Directors has an Audit Committee and a Compensation Committee.

          The Audit Committee currently consists of Mr. Francis X. Murphy and Mr. David Buckel, each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities' Dealers' listing standards. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, to recommend the nomination of the independent auditors for the Company, the scope of their engagement and their compensation, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. For the fiscal year 2001, the Audit Committee held 10 meeting(s), at which all members attended, and took no action by unanimous written consent for fiscal year 2001.

          The Compensation Committee currently consists of Mr. Murphy and Mr. Buckel. The function of the Compensation Committee is to recommend to the Board of Directors relevant compensation actions, to administer the Company's 2000 Incentive Plan and to attend to such matters relating to compensation as may be prescribed by the Board of Directors. For the fiscal year 2001, the Compensation Committee held 4 meetings, at which all members attended, and took no action by unanimous written consent for fiscal 2001.

          New members will be appointed for each of the committees of the Board of Directors, following the Meeting.

          The Company's Board of Directors has no executive or nominating committee.

     AUDIT COMMITTEE REPORT

          During fiscal year 2001, the Audit Committee reviewed and discussed with management of the Company and with Richard A. Eisner & Company, LLP the independent auditors of the Company, the audited financial statements of the Company as of December 31, 2000 and 2001, and for each of the two years then ended, respectively (the "Audited Financial Statements"). In addition, the Audit

Committee discussed with Richard A. Eisner & Company, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

          The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

          Management is responsible for the Company's internal controls and the financial reporting process. Richard A. Eisner & Company, LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee's responsibility is to monitor and oversee these processes.

          Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

                                        Audit Committee

                                        Francis X. Murphy
                                        David A. Buckel

     COMPENSATION OF DIRECTORS

          Pursuant to the Company's 1994 Long Term Incentive Plan and 2000 Equity Incentive Plan, the Board of Directors, in its discretion, has the authority to grant options and restricted stock grants to directors. The Board of Directors may, from time to time, authorize the grant of stock options to directors, at such times and in amounts as determined by the Board of Directors in its sole discretion. Directors receive no cash compensation for their services as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of our board o directors. Members of our board who are not also employees, of which there currently are three, are eligible to participate in our Outside Director and Advisor Stock Option Plan. In addition, directors who serve on one or more committees generally receive an option to purchase 10,000 shares of our common stock for each year of such service, at the Board's discretion.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2001


                                           (a)                         (b)                             (c)
                                                                                           Number of securities remaining
                                Number of securities to be       Weighted-average          available for future issuance
                                issued upon exercise of          exercise price of         under equity compensation plans
                                outstanding options, warrants    outstanding options,      (excluding securities in
                                warrants and rights              warrants and rights       column (a))
                                -----------------------------    --------------------      -------------------------------
Equity Compensation
plans approved by
security holders                         1,422,541                     $10.07                        1,157,445
Equity Compensation
plans not approved by
security holders                            19,338                     $18.34                               --


          Our Board of Directors from time-to-time has granted outside consultants, officers and employees, and vendors non-plan options. Specific terms of each such grant are at the sole discretion of the Board of Directors and are generally at prices not less than the fair market value at the date of grant.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Our common stock is the only class of our voting securities presently outstanding. The following table sets forth information with respect to the beneficial ownership of shares of our common stock, as of May 15, 2002, by:

          o each person known by us to beneficially own 5% or more of the outstanding shares of our common stock, based on filings with the SEC and certain other information,
          o    each of our executive officers and directors, and
          o    all of our executive officers and directors as a group.

          Beneficial ownership is determined in accordance with the SEC rules which generally require that beneficial ownership attributed to persons having voting and investment power over securities. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options, warrants or convertible securities within 60 days from the date on which beneficial ownership is to be determined.

          Except as otherwise indicated in the notes to the following table,

          o    we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and
          o    the address for each beneficial owner listed in the table, unless otherwise indicated, is c/o Vizacom Inc., 3512 Veterans Memorial Highway, Bohemia, New York 11716.


                                                         Amount and Nature of
                                                             Common Stock          Percentage of Shares
Name of Beneficial Owner                                  Beneficially Owned        Beneficially Owned
------------------------                                  ------------------        ------------------
Vincent DiSpigno......................................       302,319 (1)                    4.8
David N. Salav........................................       302,319 (2)                    4.8
Paul J. Block.........................................       120,000  (3)                   2.0
Alan W. Schoenbart....................................        22,500 (4)                    *
Ever M. Elivo.........................................         5,000 (5)                    *
Francis X. Murphy.....................................         9,498 (6)                    *
David A. Buckel.......................................         6,498 (7)                    *
Douglas Greenwood.....................................        83,740(8)                     1.4
RAM Trading, Ltd......................................       769,231 (9)                   12.4
TW Private Equity Corp................................       855,468 (10)                  13.2

All officers and directors as a group (8 persons).....       851,874 (11)                  13.2


----------
*    Less than 1.0%.

     (1) Includes 48,375 shares of our common stock issuable upon exercise of options granted to Mr. DiSpigno under our various stock plans which are exercisable within the next 60 days. Does not include 75,125 shares of our common stock issuable upon exercise of options granted to Mr. DiSpigno under our various stock plans which are not exercisable within the next 60 days.

     (2) Includes 48,375 shares of our common stock issuable upon exercise of options granted to Mr. Salav under our various stock plans which are exercisable within the next 60 days. Does not include 75,125 shares of our common stock issuable upon exercise of options granted to Mr. Salav under our various stock plans which are not exercisable within the next 60 days.

     (3) Consists of 120,000 shares of our common stock issuable upon exercise of options granted to Mr. Block which are exercisable within the next 60 days.

     (4) Consists of 22,500 shares of our common stock issuable upon exercise of options granted to Mr. Schoenbart which are exercisable within the next 60 days. Does not include options to purchase 6,500 shares of common stock granted to Mr. Schoenbart which are not exercisable within the next 60 days.

     (5) Consists of 5,000 shares of our common stock issuable upon exercise of options granted to Ms. Elivo which are exercisable within the next 60 days. Does not include options to purchase 3,500 shares of common stock granted to Ms. Elivo which are not exercisable within the next 60 days.

     (6) Includes 6,498 shares of our common stock issuable upon exercise of options granted to Mr. Murphy under our various stock plans which are exercisable within the next 60 days. Does not include options to purchase 4,502 shares of common stock granted to Mr. Murphy which are not exercisable within the next 60 days.

     (7) Consists of 6,498 shares of our common stock issuable upon exercise of options granted to Mr. Buckel under our various stock plans which are exercisable within the next 60 days. Does not include options to purchase 4,502 shares of our common stock granted to Mr. Buckel which are not exercisable within the next 60 days.

     (8) Includes 69,377 shares of Common Stock and a warrant to purchase 14,363 shares of Common Stock (also, see note 10).

     (9) The address of such beneficial owner is c/o Caledonian Bank & Trust Limited, Caledonian House, P.O. Box 1043, George Town, Grand Cayman. Includes 153,846 shares of our common stock owned by DeMaio Partners LLC, over which RAM Trading, Ltd. has shared voting and dispositive powers. Based on a Schedule 13G filed as April 8, 2002, each of DeMaio Partners LLC, Ritchie Capital Management, LLC, RAM Capital, LLC, RAM Capital Investments, Ltd., Warren L. DeMaio, THR, Inc. and A.R.

          Thane Ritchie have shared voting and dispositive power with respect to all such 769,231 shares of our common stock. Does not include warrants to purchase an aggregate of 230,769 shares which are not exercisable within the next 60 days.

     (10) Consists of 216,136 shares of Common Stock and warrants to purchase 234,604 shares of Common Stock owned by TW Private Equity Corp.; 120,985 shares of Common Stock and warrants to purchase 25,049 shares of Common Stock owned by Gregory O. Trautman, 90,784 shares of Common Stock and warrants to purchase 18,797 Shares of Common Stock owned by Samuel Wasserman, 69,377 Shares of Common Stock and warrant to purchase 14,363 shares of Common Stock owned by Douglas C. Greenwood and 54,161 shares of Common Stock and warrants to purchase 11,214 of Common Stock owned by Mark Barbera. Messrs. Trautman, Wasserman, Greenwood and Barbera are principals of TW Private Equity Corp.; all the above persons and TW Equity Corp. disclaim beneficial ownership of any shares or warrants other than those owned directly by each such person or entity.

     (11) Includes an aggregate 271,609 shares of our common stock issuable upon the exercise of the options or warrants discussed in notes (1) through
          (8) above which are exercisable within the next 60 days.

     EXECUTIVE COMPENSATION


                                                                                            Long-Term
                                                              Annual Compensation         Compensation
                                                              -------------------         ------------

Name and Principal Position                 Year           Salary             Bonus        Options(#)
---------------------------                 ----           ------             -----        ----------
Vincent DiSpigno, Chairman and              2001            $200,000              --        110,000
President and Chief Executive Officer       2000             150,000              --             --
CEO of PWR Systems                          1999                  --              --             --

David N. Salav, Vice President-             2001            $200,000              --        110,000
Finance and Chief Information Officer       2000             150,000              --             --
President of PWR Systems                    1999                  --              --             --

Alan W. Schoenbart, Vice President -        2001            $150,000              --         10,000
Finance and Chief Financial Officer         2000             125,000          10,000          8,000
                                            1999              92,361          15,000         11,000

Paul J. Block, Vice President -             2001                  --              --        300,000
Marketing and Administration                2000                  --              --             --
                                            1999                  --              --             --

Ever M. Elivo, Controller                   2001              95,625           5,250          5,000
                                            2000              72,500           7,250          3,500
                                            1999              25,000              --             --


          For purposes of the summary compensation table, the value of all perquisites provided to these executive officers did not exceed the lesser of $50,000 or 10% of the executive officer's salary and bonus.

     STOCK OPTION GRANTS IN 2001

          The following table sets forth:

          o the number of shares underlying options granted during 2001 to Vincent DiSpigno, David N. Salav, Alan W. Schoenbart, Paul J. Block, and Ever M. Elivo, our named executives,

          o the percentage that the option grant represents of the total number of options granted to all of our employees during 2001,
          o    the per share exercise price of each such option, and
          o    the expiration dates of each such option.


                                        Number of Shares        Percentage of Total
                                       Underlying Options       Options Granted to       Exercise     Expiration
Name                                   Granted During 2001       Employees in 2001        Price          Date
----                                   -------------------       -----------------        -----          ----
Vincent DiSpigno.................            10,000                     *                 $5.625        1/14/11
Vincent DiSpigno.................           100,000                     7.9               $0.920       11/18/11
David N. Salav...................            10,000                     *                 $5.625        1/14/11
David N. Salav...................           100,000                     7.9               $0.920       11/18/11
Alan W. Schoenbart...............            10,000                     *                 $5.625        1/14/11
Paul J. Block....................           300,000                    23.8               $0.7875      12/27/11
Ever M. Elivo....................             5,000                     *                 $5.625        1/14/11


---------------
* less than 1%

AGGREGATE OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

          Set forth in the table below is information, with respect to the named executive officers, as to:

     o the total number of unexercised options held on December 31, 2001, separately identified between those exercisable and those not exercisable as of such date, and
     o the aggregate value of in the money, unexercised options held on December 31, 2001, separately identified between those exercisable and those not exercisable.


                                 Number of                                 Value of Unexercised
                                 Unexercised Options                      In-the-Money Options
                                 at December 31, 2001                      at December 31, 2001
                                 --------------------                      --------------------
Name                              Exercisable      Unexercisable     Exercisable      Unexercisable
----                              -----------      -------------     -----------      -------------
Vincent DiSpigno...............         42,750           80,750       $      --        $    --
David N. Salav.................         42,750           80,750              --             --
Alan W. Schoenbart.............         15,833           13,167              --             --
Paul J. Block..................        120,000          180,000       $   1,500        $ 2,250
Ever M. Elivo..................          3,000            5,500              --             --


          None of our executive officers listed in the summary compensation table above exercised any of their options during 2001. The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of December 31, 2001.

EMPLOYMENT AGREEMENTS

          We entered into three-year employment agreements with each of Vincent DiSpigno, our Chairman of the Board, president and the chief executive officer of PWR, and David Salav, one of our vice presidents and chief information officer, and the president of PWR. Each of these agreements provided for an annual base salary of $200,000 and $25,000 annual bonuses if PWR attains a 30% increase in revenues over the prior year and PWR has either at least a 20% gross margin or $1,000,000 in net income for the subject year. For the year 2000, no additional bonus was paid. Pursuant to these two employment agreements, we expanded our board of directors and elected Messrs. DiSpigno and Salav to our expanded board. During the term of these two employment agreements, we agreed to use our best efforts to cause their reelections to our board when their initial terms expire. These two employment agreements also contain restrictions on the employee engaging in competition with us for the employment term and for one year thereafter and provisions protecting our proprietary rights and information.

          Effective October 2001, the employment agreements with Messrs. DiSpigno and Salav were amended. Under the terms of the amended agreements, each of Messrs. DiSpigno and Salav's salary was reduced to $125,000 per year, and his maximum bonus was increased to $100,000, such bonus to be based on 17.5% of the quarterly net income of PWR for the fourth quarter of 2001 and the first quarter of 2003. While the employment agreements do not provide for bonuses in 2002, Messrs. DiSpigno and Salav are entitled to similar bonus payments in 2002 under the terms of the PWR merger agreement, as amended October 2001. It was also provided that these amendments to the employment agreements and the PWR merger agreement would no longer be effective if by April 1, 2002, the acquisition of SpaceLogix was not consummated and PWR did not receive $1,000,000 in working capital, in which case the terms of these employment agreements would revert to the terms of such agreements prior to the amendments. On April 1, 2002 the agreements reverted to the original terms because the $1,000,000 in working capital was not received on such date.

          Effective December 28, 2001, we entered into a two-year employment agreement with Paul J. Block, a former officer of SpaceLogix. The employment agreement provides for his service as our Executive Vice President of Marketing and Administration in return for, among other things, an annual base salary of $160,000, the granting of options to purchase 300,000 shares of our common stock at an exercise price of $.7875 per share (105% of the market price of the common stock on the date of grant) and an annual incentive compensation payment equal to seven percent of our annual pre-tax income, as defined. The employment agreement also contains restrictions on Mr. Block's competing with us for the term of the agreement and for one year thereafter, as well as provisions protecting our proprietary rights and information. Mr. Block also was appointed as a member of our Board of Directors effective upon the closing of the SpaceLogix acquisition to serve until our annual meeting of stockholders in 2003, unless he shall resign, become disqualified or otherwise be removed from office.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Pursuant to a Separation and Release Agreement between Mark E. Leininger, our former president and chief executive officer, and us, Mr. Leininger resigned from such positions. As consideration, we agreed to pay to Mr. Leininger $10,500 per month as a consultant through April 15, 2001 and we issued him 300,000 shares of our common stock. In addition, Mr. Leininger will receive 5% of the gross proceeds received by us from the sale of certain of our software subsidiaries (in addition to 10% of any portion of such gross proceeds in excess of $2 million) provided that these subsidiaries are sold to certain persons specified in this agreement.

          We have  entered  into  employment  agreements  with  each of  Vincent
DiSpigno and David Salav. These agreements are described under "Employment Agreements," in the immediately prior section of this Proxy Statement. We are also required to make certain payments to these individuals in connection with our acquisition of PWR in March 2000. See Proposal 3 to this Proxy Statement.

          At December 31, 2001, we had $311,791 of related party notes payable outstanding Messrs. DiSpigno and Salav. These notes represent the balance of the pre-acquisition accumulated retained earnings of PWR due to such selling shareholders in connection with the our March 27, 2000 acquisition of PWR. The payment terms of these notes were restructured in September 2001 so as to provide monthly installments of $25,000 until paid starting January 1, 2001. By various extension agreements, these executives have deferred the required payments until July 1, 2002, with each payment permitted a 15 day grace period.

          During 2001 we incurred $490,078 in legal fees and disbursements to Kaufman & Moomjian, LLC ("K&M") of which approximately $83,000 is recorded in accounts payable at December 31, 2001. During 2000 we incurred $1,095,000 in legal fees and disbursements to K&M. Neil M. Kaufman, a member of K&M was chairman of the board and legal counsel until he resigned both positions on February 14, 2002. In November 2001 we awarded 300,000 options to purchase shares of our common stock to members of K&M. Additionally, as of December 31, 2001 the Company owed K&M $464,342 payable in the form of a note and certain contingent payments in the amount of $50,000, which has been recorded as a liability in our consolidated financial statements. On April 15, 2002, we defaulted on the $464,342 note and the entire note is due and payable. On May 1, 2002, we received a formal notice of default from K&M.

          On December 28, 2001, the Company acquired SpaceLogix, Inc. ("SpaceLogix") in a merger with a newly formed wholly-owned subsidiary. Certain principals and affiliates of Trautman Wassermann & Co. Inc. ("Trautman Wasserman) were affiliated or associated with SpaceLogix. A condition of the merger related to Trautman Wassermann being hired as placement agent to assist with raising $1,000,000 of net proceeds in a financing (the "$1MM Financing "). It was agreed that 784,188 ("the Escrow Shares") of the shares to be issued in connection with the SpaceLogix merger would be held in escrow, a portion of which was to be released upon the successful completion of the $1MM Financing, a condition which was satisfied. The remaining portion of the escrow shares are subject to the indemnification provisions of the merger which provide for a one year period for the Company to enforce its rights under such provisions. The shares released from escrow upon completion of the $1MM Financing are calculated based upon a formula multiplying the Escrow Shares by a fraction, the numerator of which is $500,000 and the denominator is the average market price of the Company's Common Stock for the five days preceding the release date of the shares from escrow. On May 13, 2002, pursuant to the above formula, 641,626 of the shares were released from escrow. The remaining shares will be held in escrow to secure representations made of SpaceLogix shareholders in connection with the Company's wholly owned subsidiary.

          As compensation for the aforementioned $1MM Financing, we agreed to pay Trautman Wassermann an 8% cash commission, a 2% non accountable expense allowance, and warrants for 10% of the shares sold in the financing exercisable at 150% of the offering price of the stock in the financing (the "Placement Compensation"). In addition, upon the completion of the $1MM Financing, the Company agreed to enter into an investment banking agreement with Trautman Wassermann. The investment banking agreement will provide as compensation for such services, warrants to purchase 350,000 shares of common stock of the Company, 175,000 of which shall be exercisable at 120% and 175,000 of which shall be exercisable at 150% of the market price of the Company's Common Stock as of the date of such investment banking agreement. The terms of this agreement are being negotiated.

          As part of the Placement Compensation, we paid Trautman Wasserman fees in connection with the various financings comprising the $1MM Financing. On January 21, 2002, we issued Trautman Wasserman, a five year warrant to purchase 24,076 shares of our Common Stock at an exercise price of $1.00 per share, and paid Trautman Wasserman a $15,000 placement fee, in connection with a private placement of $150,000 of convertible notes. On February 14, 2002, we issued Trautman Wasserman a warrant to purchase 7,692 shares of Common Stock, at an exercise price of $1.00 per share, in connection with a $50,000 private placement of our Common Stock. On February 26, 2002, we issued Trautman Wasserman a five-year warrant to purchase 3,846 shares of our Common Stock at an exercise price of $1.00 per share, in connection with a $25,000 private placement of our Common Stock. On March 15, 2002, we received $25,000 in a short-term loan from Douglas Greenwood, a principal of Trautman Wasserman, which bears interest of 10% per annum. In addition, Mr. Greenwood received a warrant to purchase 7,500 shares of our Common Stock at an exercise price of $1.00 per share. On March 28, 2002, we issued to Trautman Wasserman a five year warrant to purchase 76,923 shares of our Common Stock, at an exercise price of $1.00 per share, in connection with a $500,000 private placement of our Common Stock. On April 1, 2002, we paid to Trautman Wasserman a $15,000 placement agent fee in connection with a $150,000 bridge loan. On May 9, 2002, we paid to Trautman Wasserman a $10,000 placement agent fee in connection with a $100,000 bridge loan.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our 2001 fiscal year.

     REQUIRED VOTE

          Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors will not be counted towards the election of any person as a director, although they will be deemed as present for the purposes of determining a quorum at the Meeting. Unless otherwise specified, all Proxies, in proper form, received by time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors. Brokers who hold shares of common stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

                        --------------------------------
                           THE BOARD OF DIRECTORS HAS
                           UNANIMOUSLY RECOMMENDED A
                           VOTE IN FAVOR OF EACH NOMINEE
                           NAMED IN THE PROXY.
                        --------------------------------


                        --------------------------------
                                   PROPOSAL 2

                         TO GRANT THE BOARD OF DIRECTORS
                             AUTHORITY TO AMEND THE

                         CERTIFICATE OF INCORPORATION TO
                          IMPLEMENT A STOCK COMBINATION
                              (REVERSE STOCK SPLIT)
                        --------------------------------

          On June 27, 2002, the Company's Board of Directors adopted resolutions, subject to approval by the Company's stockholders, to amend the Company's Certificate of Incorporation (the "Amendment") to (i) effect, at any time within one year following stockholder approval, a reverse stock split (the "Reverse Split") of the Company's Common Stock, in an exchange ratio to be approved by the Board of Directors ranging from one share of common stock ("New Common Stock") in exchange for each two issued and outstanding shares of common stock ("Old Common Stock"), to one share of New Common Stock for each ten issued and outstanding shares of Old Common Stock; and (ii) to provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. The Company's Board of Directors will have the discretion to determine the appropriate exchange ratio immediately prior to effecting the Reverse Split. The Company's Board believes that stockholder approval of an exchange ratio for the Reverse Split in a range from one-for-two to one-for-ten (as opposed to approval of one specified ratio) will provide the Company's Board of Directors with the maximum flexibility to achieve the purposes of the Reverse Split and is in the best interests of the Company and its stockholders. The Amendment will be in substantially the form of Appendix A to this Proxy Statement.

     REASONS FOR THE REVERSE SPLIT

          The Company's Common Stock is quoted on Nasdaq's SmallCap Market ("Nasdaq SmallCap"). In order for the Common Stock to continue to be quoted thereon, the Company and its Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, as such requirements pertain to the Company, the Company is required to maintain stockholders' equity of $2,500,000 and its Common Stock must have an aggregate market value of shares held by persons other than officers, directors and 10% holders ("public float") of at least $1,000,000, at least 300 persons who own at least 100 shares, and a minimum bid price of at least $1.00 per share. The Company believes it currently complies with all these requirements, except as discussed below with respect to the minimum bid price standard.

          Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for thirty consecutive business days and does not thereafter regain compliance for a minimum of ten consecutive business days during the one hundred eighty calendar days following notification by Nasdaq, Nasdaq may de-list the Common Stock from trading on the Nasdaq SmallCap. This minimum bid requirement also applies to the Nasdaq Small Cap Market. If a de-listing were to occur, the Common Stock would trade on the OTC Bulletin Board, Boston Stock Exchange, or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternatives are generally considered to be less efficient markets.

          On February 19, 2002, the Company received a letter from Nasdaq advising it that the Company's Common Stock had not met Nasdaq's minimum bid price closing requirement for thirty consecutive trading days and that, if the Company is unable to demonstrate compliance with this requirement during the one hundred eighty calendar days ending August 19, 2002, its Common Stock will be de-listed (subject to the Company's right to appeal the de-listing determination). In the week preceding the week of the mailing of this Proxy Statement, the Company's Common Stock was trading in a range of $0.[__] to $0.[__]. The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance is also necessary to achieve compliance with this requirement. The principal purpose of the Reverse Split is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement (which minimum bid requirement does not adjust for the Reverse Split). Giving the Company's Board of Directors authority to implement the Reverse Split will avoid the need, under time constraints, to call a special meeting of, or seek consents from, stockholders to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's listing maintenance criteria.

          Furthermore, the Company believes that maintaining the Company's Nasdaq SmallCap listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage. There can be no assurance that, even after effecting the Reverse Split, the Company will continue to meet the minimum bid price and otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

     BOARD DISCRETION TO IMPLEMENT REVERSE SPLIT

          If the Reverse Split is approved by the Company's stockholders, the Reverse Split will be implemented only if the Company's Board of Directors determines that the Reverse Split (in an exchange ratio determined by the Company's Board of Directors within the limits set forth in this proposal) is in the best interests of the Company and its stockholders, at any time within one year following stockholder approval. The determination by the Company's Board to select one exchange ratio or alternatively, to reject all of the exchange ratios and not effect the Reverse Split, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of the Nasdaq Stock Market, Inc., will be based upon certain factors including the minimum bid and other criteria of the Nasdaq SmallCap Market, the existing and expected marketability and liquidity of the Common Stock, the then market price of the Common Stock, prevailing market conditions and the Board's determination as to the likely effect of the Reverse Split on the market price of the Common Stock. If the Reverse Split is not effected within one year following stockholder approval, the Reverse Split will not be effected without further approval by the stockholders pursuant to Section 242(c) of the Delaware General Corporation Law (the "DGCL").

     EFFECTS OF THE REVERSE SPLIT ON THE COMMON STOCK

          The effect of a Reverse Split on the market prices for the Company's Common Stock cannot be accurately predicted. Specifically, the Company cannot assure that prices for shares of the Common Stock following the Reverse Split will be proportionately increased by the stock split ratio selected for the Reverse Split. If the Reverse Split does not proportionally increase the market prices for the Common Stock, the market value of a stockholder's holdings will consequently decrease. In addition, the Company cannot assure that the Reverse Split will achieve the desired results as outlined above. The Company cannot assure that the Reverse Split will not adversely affect the market price of the Common Stock, or that any increase in the price per share that may occur immediately after the proposed Reverse Split could be sustained for any prolonged period of time. As a result, there can be no assurance that implementation of the Reverse Split will result in the Company complying with the requirements for continued inclusion for trading on Nasdaq. Also, as noted above, Nasdaq may require the Company demonstrate sustained compliance with the minimum bid requirement to permit continued listing.

          Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Split (other than immaterial amounts as a result of the rounding up of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of the Old Common Stock immediately prior to the effective time of the Reverse Split will continue to hold 2% of the voting power of the outstanding shares of the New Common Stock after the Reverse Split. Although the Reverse Split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company (subject to the treatment of fractional shares), the number of authorized shares of the Common Stock will not be reduced. This will increase the ability of the Company's Board of Directors to issue such authorized and unissued shares without further stockholder action. For example, the Company may use authorized but unissued shares as consideration for acquisitions as part of its business strategy. The number of stockholders of record will not be affected by the Reverse Split.

          The following table sets forth the number of shares of our Common Stock that would be outstanding (based on the 5,845,073 shares of Common Stock outstanding on March 31, 2002) immediately after the Reverse Split. The reduction of the number of shares outstanding in the Reverse Split has the inverse effect on authorized and unissued shares. The table does not attempt to account for rounding up as a result of fractional shares.


                                           Common Stock Outstanding         Common Stock Authorized and Unissued
                                           ------------------------         ------------------------------------
Ratio of                               Before Reverse      After Reverse     Before Reverse       After Reverse
Reverse Stock Split                      Stock Split        Stock Split        Stock Split         Stock Split
-------------------                      -----------        -----------        -----------         -----------

None.............................         5,845,073          5,845,073         54,154,927         54,154,927
One-for-three (1:3)..............         5,845,073          1,948,358         54,154,927         58,051,642
One-for-five (1:5)...............         5,845,073          1,169,015         54,154,927         58,830,985
One-for-eight (1:8)..............         5,845,073            730,635         54,154,927         59,269,365
One-for-ten (1:10)...............         5,845,073            584,508         54,154,927         59,415,492


          Unless such approval is required by applicable law or regulation, the Company may issue additional authorized but unissued shares of Common Stock without the need to obtain stockholder approval. To the extent additional shares are issued in this manner, the percentage interest of the Company's stockholders and other reserved shares affected by the Reverse Split could be significantly reduced. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an antitakeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid.

          The Company also has outstanding certain stock options and warrants to purchase shares of Common Stock. Under the terms of the outstanding stock options and warrants, the Reverse Split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the stock options and warrants in proportion to the exchange ratio of the Reverse Split and will effect a proportionate increase in the exercise price of the stock options and warrants.

     AMENDMENT EFFECTIVE DATE

          The Reverse Split would become effective at the time of the filing of the Amendment with the Secretary of State of the State of Delaware or at such later time as may be specified therein (the "Amendment Effective Time"). At the Amendment Effective Time, the shares of Old Common Stock issued and outstanding immediately prior to the Amendment Effective Time will be, automatically and without any further action on the part of the stockholders, changed into such number of shares of New Common Stock, as determined by the exchange ratio approved by the Board of Directors. For example, if a person held 120 shares of Old Common Stock prior to the Amendment Effective Time, at the Amendment Effective Time such person would hold 60 shares of New Common Stock if a one-for-two ratio were selected, 30 shares of New Common Stock if a one-for-four ratio were selected and 12 shares of New Common Stock if a one-for ten ratio were selected. In this example, each share of Old Common Stock, at the Amendment Effective Time, would be reclassified into 1/2, 1/3 or 1/10 of a share of New Common Stock, respectively.

     NEW SHARES ISSUED IN LIEU OF FRACTIONAL SHARES

          No scrip or fractional certificates will be issued as a result of the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

     NO DISSENTER'S RIGHTS

          Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

     EXCHANGE OF STOCK CERTIFICATES

          As soon as practicable after the Amendment Effective Time, each holder of record of Old Common Stock will receive instructions for the surrender of certificate(s) representing the Old Common Stock from an exchange agent designated by the Company. The instructions will include a form of transmittal letter to be completed and returned to the exchange agent. Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with the certificate(s) representing the Old Common Stock into which the surrendered shares have been reclassified, a stockholder will be entitled to receive a certificate representing the number of full shares of the New Common Stock. Until surrendered as contemplated herein, each certificate representing Old Common Stock shall be deemed at and after the Reverse Split to represent the corresponding number of full shares of New Common Stock contemplated by the preceding sentence. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE UNTIL REQUESTED TO DO SO.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

          A summary of the federal income tax consequences of the proposed Reverse Split to the Company and to individual stockholders is set forth below. The following discussion is based upon present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split. In addition, the Company has not and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Split. ACCORDINGLY, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEM UNDER APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX LAWS.

     1. The Reverse Split will be a tax-free recapitalization for the Company and its stockholders.

     2. The shares of New Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Old Common Stock held by that stockholder immediately prior to the Reverse Split.

     3. A stockholder's holding period for the New Common Stock will be the same as the holding period of the Old Common Stock exchanged therefor.

     MISCELLANEOUS

          The Common Stock is currently registered under the Exchange Act and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act. The par value of the Common Stock will not change as a result of the Reverse Split. Accordingly, the Common Stock account on the Company's Consolidated Balance Sheet will be reduced with the Additional Paid-in Capital account being credited with the amount by which the Common Stock account was reduced.

     REQUIRED VOTE

          The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon is required to authorize the Reverse Split Amendment. Thus, stockholders who do not vote, including broker non-votes, if any, and stockholders who abstain, will in effect be voting against the proposal. Unless otherwise specified, all Proxies, in proper form, received by time of the Meeting will be voted FOR Proposal 2. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

                  ----------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  A VOTE "FOR" THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A STOCK COMBINATION (REVERSE SPLIT)
                  ----------------------------------------------

          IN ACCORDANCE WITH THE DGCL, NOTWITHSTANDING STOCKHOLDER APPROVAL OF THE REVERSE SPLIT PROPOSAL, AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE REVERSE SPLIT, THE COMPANY'S BOARD MAY ABANDON THE REVERSE SPLIT PROPOSAL WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.

                      ------------------------------------
                                   Proposal 3
                      TO APPROVE THE AMENDMENT TO OUR 2000
                      EQUITY PLAN TO INCREASE THE NUMBER
                      OF SHARES AVAILABLE FOR AWARD FROM
                      2,000,000 TO 3,000,000
                      ------------------------------------

          Our board of directors has adopted, and recommends that stockholders approve, an amendment to our 2000 Equity Incentive Plan, as amended and restated on July 1, 2002 (the "2000 Plan"), that would increase the total number of shares of common stock available for award under the 2000 Plan to 3,000,000 shares from its present number of 2,000,000 shares. The board adopted the proposed amendment to the 2000 Plan on July 1, 2002, to be effective upon stockholder approval. The 2000 Plan was adopted by our board of directors and approved by our stockholders in August 2000. In December 2001, the stockholders approved an increase in the number of shares of common stock available under the 2000 Plan from 525,000 to 2,000,000.

          Set forth below is a summary of the principal features of the 2000 Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2000 Plan. A copy of the 2000 Plan, as proposed to be amended (with the proposed change in paragraph 4.2 bracketed in bold), is attached as Appendix B to this proxy statement.

          As of July 1, 2002, there were 1,079,799 shares available for award grant under the 2000 Plan, with 920,201 shares having been previously awarded under the Plan. The board believes that adding shares to the 2000 Plan is in our best interests because it will permit us to attract and retain officers, directors, employees and consultants by providing them with appropriate equity incentives. The 2000 Plan plays an important role in our efforts to attract and retain employees, officers, directors and consultants of outstanding ability.

          The 2000 Plan is integral to our compensation strategies and programs. In order to retain and secure employees in our competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among companies is widely prevalent and permits the Board the flexibility to structure compensation packages with a mixture of cash and stock awards. The 2000 Plan gives us more flexibility to keep pace with our competitors.

PURPOSE

          The purposes of the 2000 Plan are to:

          o enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and
          o provide incentives to participants in the 2000 Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

SHARES AVAILABLE FOR ISSUANCE

          The maximum number of shares of our common stock that is currently available for issuance under the 2000 Plan is currently 2,000,000. In the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock, then the number of shares that may be granted pursuant to the 2000 Plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws.

ADMINISTRATION

          The 2000 Plan may be administered by our board of directors or, to the extent the board elects to delegate the administration of the 2000 Plan, to a committee of the board. The board delegated the task of administering the 2000 Plan to our compensation committee. Each member of our compensation committee or other committee administering the 2000 Plan is a "non-employee director" within the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act. Throughout the remainder of this discussion of the 2000 Plan, the term "administrator" refers to the compensation committee.

          The 2000 Plan provides for the administrator to have full authority, in its discretion, to:

          o    select the persons to whom awards will be granted,
          o    grant awards,
          o    determine the number of shares to be covered by each award,
          o determine the type, nature, amount, pricing, timing and other terms of each award, and
          o interpret, construe and implement the provisions of the 2000 Plan, including the authority to adopt rules and regulations.

ELIGIBILITY

          Participation in the 2000 Plan is limited to our, our subsidiaries' and affiliates':

          o    employees,
          o    officers,
          o    directors,
          o    consultants, and
          o    advisors.

TYPES OF AWARDS

          Under the 2000 Plan, the administrator is authorized to award:

          o    stock options,
          o    stock bonuses,
          o    restricted stock,
          o    stock appreciation rights, commonly referred to as "SARs,"
          o    performance grants, and
          o    other types of awards.

     STOCK OPTIONS

          The administrator is authorized to grant stock options, which may be either incentive stock options, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of any NSO must be no less than 85% of the fair market value of our common stock on the date of the grant; and the exercise price of an ISO must be no less than 100% of such fair market value. For purposes of the 2000 Plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

          At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% stockholder." An ISO granted to a 10% stockholder cannot have a term exceeding five years nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2000 Plan by our board of directors, which was June 12, 2000.

          There is no limit on the number of shares subject to options granted to any one individual. However, the aggregate fair market value of shares exercisable in any calendar year by one individual under ISOs, whether under the 2000 Plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted under an NSO.

          Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash or:

          o    by reduction of indebtedness we owe to the optionee,
          o by the transfer to us of shares of our common stock owned by the participant for at least six months valued at fair market value on the date of transfer,
          o in the case of employees, officers and directors, by interest bearing promissory note, or through a "same day sale" or "margin" commitment by an NASD member broker dealer.

     RESTRICTED STOCK GRANTS

          Restricted stock consists of shares which are transferred or sold to a participant, but may be subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants.
Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

          Awards of restricted stock and other incentives under the 2000 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to:

          o    cash flow,
          o    cost,
          o    ratio of debt to equity,
          o    profit before tax,

          o    earnings before interest and taxes,
          o    the ratio of earnings to capital spending,
          o    free cash flow,
          o    net profit,
          o    net sales,
          o    price of our common stock,
          o    return on net assets, equity, or stockholders' equity,
          o    market share, or
          o    total return to stockholders.

          Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

          An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of our common stock on the date of exercise of the right over (ii) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

     STOCK BONUS AWARDS

     The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or affiliates.

     PERFORMANCE GRANTS

          The 2000 Plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

          At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

AMENDMENT OF THE 2000 PLAN

          Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, our board of directors has the right and power to amend the 2000 Plan; provided, however, that the board may not amend the 2000 Plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2000 Plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

TERMINATION OF THE 2000 PLAN

          Subject to earlier termination by our board of directors, the 2000 Plan will terminate on June 11, 2010, subject to a five year extension at the discretion of the board. Termination will not in any manner impair or adversely affect any award outstanding at the time of termination.

ADMINISTRATOR'S RIGHT TO MODIFY BENEFITS

          Any award granted may be converted, modified, forfeited, or canceled, in whole or in part by the administrator if and to the extent permitted in the 2000 Plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

CHANGE IN CONTROL

          Unless otherwise determined by the Company's Board of Directors as constituted prior to a change in control, or unless otherwise provided in the applicable award agreement, then upon the occurrence of a change in control:

          o    all  outstanding   options  and  SARs  shall  become  immediately
               exercisable,
          o all restrictions on restricted stock shall lapse and our right to repurchase such restricted stock shall terminate, and
          o the maximum amount payable under a performance grant through the end of the quarter in which the change in control occurs shall become due.

          The Board of Directors, as constituted prior to a change in control, reserves the right, in its sole discretion, to require that any outstanding options must be exercised, if at all, prior to a change in control or such options will lapse upon the occurrence of such change in control.

          A change of control will be deemed to have occurred if:

          o any person acquires beneficial ownership of 50% or more of the voting power of our then outstanding voting securities with the approval of the board of directors as constituted prior to such acquisition, or any person acquires beneficial ownership of 30% or more of our common stock without the approval of our board of directors as constituted prior to such acquisition
          o three or more directors who have not been approved by a majority of our current board of directors (and those elected with such current directors' approval), are elected in any single 24-month period;
          o members of our current board cease to constitute a majority of our board without the approval of our current board (and those elected with such current directors' approval), or o we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a transaction that results in the stockholders prior to the transaction continuing to maintain, ownership of more than 50% of the voting power of the surviving or continuing entity.

REUSAGE

          If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards will again be available for use under the

2000 Plan. Shares covered by an award granted under the 2000 Plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an award will not be counted as used. Shares covered by an award granted under the 2000 Plan which is settled in cash will not be counted as used.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

          The 2000 Plan provides that, in the event options cannot be granted under our Outside Director and Advisor Stock Option Plan, due to the non-availability of shares under such plan, the plan's termination or otherwise, each non-employee director shall automatically be granted:

          o upon first being elected to our board of directors, a ten year option to purchase 2,500 shares.
          o on August 1st of each calendar year, a ten year option to purchase 2,500 shares.

          The exercise price of these options will be equal to the fair market value of our common stock on the date of grant. Each of these options will become exercisable in three equal annual installments commencing on the date of grant.

TERMINATION OF OPTIONS

          Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

FEDERAL INCOME TAX CONSEQUENCES

          THE FOLLOWING IS A GENERAL SUMMARY, AS OF THE DATE OF THIS PROXY STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO US AND PARTICIPANTS UNDER THE 2000 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS, HER OR ITS INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2000 PLAN.

ISOs

          An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of shares received upon exercise of an ISO, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and we will not be entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

          The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

          If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

NSOs

          An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.

     RESTRICTED STOCK

          A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable or
(ii) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

          A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award. We will receive a compensation expense deduction in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

     OTHER BENEFITS

          In the case of an exercise of a SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

     MILLION DOLLAR DEDUCTION LIMIT

          We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that awards in the form of stock options, performance
stock,  SARs  and   performance-based   restricted  stock
constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

AWARDS GRANTED UNDER THE 2000 PLAN

          Over the term of the 2000 Plan through July 1, 2002, the following named executive officers have been granted options to purchase the following number of shares under the 2000 Plan:

--------------------------------------------------------------------------------
                 Name and Title                              Granted Options
--------------------------------------------------------------------------------
Vincent DiSpigno
Chief Executive Officer                                          110,000
--------------------------------------------------------------------------------
David Salav
Vice President and Chief Information Officer                     110,000
--------------------------------------------------------------------------------
Alan Schoenbart, Vice President
Finance and Chief Financial Officer                               10,000
--------------------------------------------------------------------------------
Paul Block, Executive Vice President
Marketing and Administration                                     300,000
--------------------------------------------------------------------------------
Executive Group                                                  530,000
--------------------------------------------------------------------------------
Non-Executive Director Group                                           0
--------------------------------------------------------------------------------
Non-Executive Officer Employee Group                              85,206
--------------------------------------------------------------------------------

BOARD POSITION AND REQUIRED VOTE

          The affirmative vote of a majority of the outstanding shares present at the Meeting in person or represented by proxy, and entitled to vote on this matter, is required for the approval of the increase in the total number of shares available for award under the 2000 Plan to 3,000,000 shares. Unless otherwise specified, all Proxies, in proper form, received by time of the Meeting will be voted FOR Proposal 3. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of votes against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter.

                       -----------------------------------
                          OUR BOARD OF DIRECTORS
                          RECOMMENDS A VOTE "FOR"
                          PROPOSAL NO. 3 TO INCREASE THE
                          TOTAL NUMBER OF SHARES
                          AVAILABLE FOR AWARD UNDER THE
                          2000 PLAN FROM 2,000,000 TO
                          3,000,000.
                       -----------------------------------

                       -----------------------------------
                                   Proposal 4
                       TO APPROVE THE ISSUANCE OF 353,536
                       SHARES OF OUR COMMON STOCK THAT WE
                       ARE CURRENTLY OBLIGATED TO ISSUE
                       PURSUANT TO THE TERMS OF OUR
                       AGREEMENT AND PLAN OF MERGER, AS
                       AMENDED, WITH RESPECT TO OUR
                       ACQUISITION OF OUR PWR SYSTEMS, INC.
                       SUBSIDIARY IN MARCH 2000
                       -----------------------------------

          On March 27, 2000, we acquired our PWR Systems, Inc. subsidiary ("PWR"). The acquisition was in the form of a merger of PWR into PWR Acquisition Corp., one of our wholly owned subsidiaries which we formed for that transaction.

          The PWR acquisition was completed pursuant to an agreement and plan of merger, dated as of February 28, 2000, between us, PWR Acquisition Corp., PWR and PWR's two shareholders prior to the acqusition, Vincent DiSpigno, who is currently our Chairman of the Board, chief executor officer, and president, as well as a director and the chief executive officer of PWR Systems and David N. Salav, who is currently one of our vice presidents, a director, our chief information officer and the president of PWR. Pursuant to the PWR merger agreement, at the closing of the transaction, we made a cash payment to the PWR shareholders of an aggregate of $1 million and delivered to the PWR shareholders promissory notes in the aggregate principal amount of $500,000 which have been repaid in full. The stock portion of the acquisition consideration payable at closing was in the form of 150,000 shares of our common stock. There were approximately 960,000 shares of our common stock outstanding immediately prior to the closing of the PWR acquisition.

          The PWR merger agreement provided for additional contingent consideration of up to $350,000 per year for the three-year period following the closing of the acquisition, based upon increases in PWR's earnings before interest, taxes, depreciation and amortization, and required that we allowed PWR to maintain sufficient working capital so that it would have the opportunity to increase such revenues. The PWR merger agreement provided that this amount may be paid by us in shares of common stock. Under the PWR merger agreement, we cannot issue to Mr. DiSpigno and Mr. Salav, collectively, more than 20% of our common stock outstanding on the date of the agreement, including all of the shares received pursuant to the PWR merger agreement without stockholder approval. The PWR merger agreement included this 20% limitation in order to comply with NASD Marketplace Rules.

          As we have already issued in excess of 20% of the amount of our common stock outstanding as of the date of the PWR acquisition to Messrs. DiSpigno and Salav in connection with such acquisition, we are obligated to seek approval of our stockholders to issue any additional shares to such former PWR shareholders with respect to the PWR acquisition. We have not made this additional issuance, and are seeking stockholder approval pursuant to this Proposal No. 4. Under the PWR merger agreement, if we cannot get this approval, we will become obligated to pay to Messrs. DiSpigno and Salav an aggregate of $350,000 in cash plus interest calculated at the rate of 8% per year.

          In accordance with the merger agreement, we made a capital contribution of $2 million to PWR immediately following the March 2000 closing; however, a significant portion of this amount was subsequently used by us for other purposes. In December 2000, following the determination by the board of directors of PWR that PWR did not have sufficient working capital to reach the revenue milestones for the year ended December 31, 2000 set forth in the PWR merger agreement, our board of directors authorized the issuance of 28,000 shares to each of Messrs. DiSpigno and Salav in lieu of the $350,000 that would otherwise have been payable to them, calculated in accordance with the terms of the merger agreement. This issuance was approved by our stockholders in May 2001.

          Following the determination by the board of directors of PWR Systems that PWR would not have sufficient working capital to reach the revenue milestones for the year ended December 31, 2001 set forth in the merger agreement, in September 2001, our board of directors authorized the issuance 104,790 shares of our common stock to each of Messrs. DiSpigno and Salav in lieu of the $350,000 that would otherwise have been payable to such former PWR stockholders, calculated in accordance with the terms of the merger agreement. The issuance of this aggregate amount of 209,580 shares of our common stock to Mr. DiSpigno and Mr. Salav was approved by our stockholders on December, 2001.

          Similarly, following the determination by the board of directors of PWR Systems that PWR would not have sufficient working capital to reach the revenue milestones for the year ended December 31, 2002, our board of directors authorized the issuance of an aggregate of 353,536 shares of our common stock to Messrs. DiSpigno and Salav in lieu of the $350,000 that would otherwise have been payable to such former PWR stockholders calculated in accordance with the terms of the merger agreement.

          We currently have sufficient number of shares of our common stock authorized to issue the 353,536 shares, taking into account all shares of stock reserved for future issuances and all shares proposed to be issued pursuant to Proposal No. 4. If we do not issue the aggregate of 353,536 shares of our common stock to Vincent DiSpigno and David N. Salav described in this Proposal No. 4, we will become obligated to pay to them the $350,000 in cash. We had a working capital deficiency of approximately $3,799,358 as of March 31, 2002, and the requirement to make this payment in cash to Mr. DiSpigno and Mr. Salav likely would have a materially adverse effect on us. Non-payment could have a materially adverse effect on us, as well, because this would constitute a breach of our agreement, could hinder our ability to engage in future acquisitions and could lead to potential litigation.

INTERESTS OF CERTAIN PERSONS IN PROPOSAL NO. 4

          176,768 of the 353,536 shares of our common stock that are proposed to be issued pursuant to Proposal No. 4 will be issued to Vincent DiSpigno, our Chairman of the Board, President and Chief Executive Officer, one of our
directors and the chief executive officer of PWR and the remaining 176,768 shares are to be issued to David N. Salav, one of our vice presidents, our chief information officer and the president of PWR. The board of directors has determined that they should be issued these shares in their capacity as former shareholders of our PWR subsidiary pursuant to the terms of the PWR merger agreement.

          As of the record date, Vincent DiSpigno and David Salav each beneficially owned 302,319 shares of our common stock, representing 5.1 percent of our outstanding shares of common shares. If Proposal No. 4 is approved by our stockholders, and assuming no other shares of our common stock are acquired or divested by either of them, Mr. DiSpigno and Mr. Salav will each beneficially own 483,666 shares of our common stock, representing approximately 7.7% percent of our outstanding shares of common stock.

BOARD POSITION AND REQUIRED VOTE

          The affirmative vote of a majority of the outstanding shares present at the Meeting in person or represented by proxy, and entitled to vote on this matter, is required for the approval of the issuance of shares to Mssrs. DiSpigno and Salav. Unless otherwise specified, all Proxies, in proper form, received by time of the Meeting will be voted FOR Proposal 4. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of votes against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter.

                     ---------------------------------------
                             THE BOARD OF DIRECTORS
                           BELIEVES THAT THE PROPOSED
                         ISSUANCE OF COMMON STOCK IS IN
                            THE BEST INTERESTS OF OUR
                                 COMPANY AND OUR
                           STOCKHOLDERS AND RECOMMENDS
                           A VOTE "FOR" PROPOSAL NO. 4
                     ---------------------------------------

                        --------------------------------
                                   Proposal 5
                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS
                        --------------------------------

          The Board of Directors believes that it is desirable to request the shareholders of the Company to ratify its selection of Richard A. Eisner &
Company, LLP as the Company's independent auditors for the fiscal year ended December 31, 2002. Ratification of the Board's selection is not required by law, and the Board is not required to take any action if the shareholders fail to ratify the selection of Richard A. Eisner & Company, LLP as the Company's independent auditors.

     INDEPENDENT PUBLIC ACCOUNTANTS

          The firm of Richard A. Eisner & Company, LLP has served as the independent auditors of the Company since 1999. The Board of Directors has appointed Richard A. Eisner & Company, LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2002.

          A representative of Richard A. Eisner & Company, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and to make a statement if such representative desires to do so.

     AUDIT FEES

          Audit fees billed to the Company by Richard A. Eisner & Company, LLP for its audit of the Company's financial statement for the fiscal year 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that period totaled $93,500.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

          The Company did not engage Richard A. Eisner & Company, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2001.

     ALL OTHER FEES

          Fees billed to the Company by Richard A. Eisner & Company, LLP during fiscal year 2001 for all other non-audit services rendered to the Company, including tax related services, totaled $95,656. In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit

Committee has considered whether the provision of such services is compatible with maintaining the independence of Richard A. Eisner & Company, LLP.

     REQUIRED VOTE

          The affirmative vote of a majority of outstanding shares present at the Meeting in person or represented by proxy, and entitled to vote on this matter, will be required to ratify the appointment of Richard A. Eisner & Company, LLP as auditors of the Company for the fiscal year ending December 31, 2002. Abstentions will be considered as shares present and entitled to vote on this matter and will thus have the effect of votes against this proposal. Shares subject to broker non-votes with respect to this matter are not considered as shares present in person or represented by proxy and entitled to vote on this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR Proposal 5. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

               ------------------------------------------------------
                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  A VOTE "FOR" THE APPROVAL OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
               ------------------------------------------------------

                                  MISCELLANEOUS

     SHAREHOLDER PROPOSALS

          Shareholder proposals intended to be presented at the Company's annual meeting of shareholders to be held in 2003 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than [__________, 2003]. Such proposals should be addressed to [NAME], the Company's Secretary, at the address set forth above. Notices of shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after [______________, 2003].

     OTHER MATTERS

          The Board of Directors is unaware of other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying Proxy will vote Proxies as in their discretion they may deem appropriate, unless they are directed by a Proxy to do otherwise.

     PROXIES

          All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

     ANNUAL REPORT TO STOCKHOLDERS

          The Company's 2002 Annual Report to Stockholders has been mailed to stockholders simultaneously with the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be part of this proxy solicitation material.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS INCLUDED IN THE ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT. EXHIBITS TO THE FORM 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, VIZACOM, INC., 3512 VETERANS MEMORIAL HIGHWAY, BOHEMIA, NEW YORK 11716


                                        By Order of the Board of Directors,


                                        Paul Block
July __, 2002                           Secretary

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                                  VIZACOM INC.

                 (Solicited on behalf of the Board of Directors)

          The undersigned holder of Common Stock of VIZACOM INC. (the "Company"), revoking all proxies heretofore given, hereby constitutes and appoints Vincent DiSpigno and Alan Schoenbart and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, 9th Floor, New York, New York, 10174, on Wednesday, August 14, 2002 at 10:00 A.M., Eastern time, and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, and FOR proposals 2, 3, 4 and 5.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

    PLEASE MARK YOUR
CHOICE LIKE THIS IN BLUE    |X|
      OR BLACK INK

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                                 LISTED NOMINEES

(1)  Election of directors:
     ----------------------

          Nominees:    1. David A. Buckel
          ---------    2. David A. Salav

                FOR all nominees listed             WITHHOLD AUTHORITY to vote
          (except as marked to the contrary*)     for all listed nominees above
                        | |                                    | |

(*Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:


                                                                             FOR        AGAINST          ABSTAIN
     (2) To authorize  the Board of Directors to adopt an
     amendment   to   the   Company's    Certificate   of
     Incorporation to effect a stock combination (reverse
     split)   between   a  ratio   of   one-for-two   and
     one-for-ten.                                                            |_|          |_|              |_|

     (3) To approve an  amendment to the  Company's  2000
     Equity  Incentive  Plan,  increasing  the  number of
     shares available for award from two million to three
     million.                                                                |_|          |_|              |_|

     (4) To approve the issuance of 353,536 shares of our
     common stock to satisfy certain obligations pursuant
     to the Company's acquisition of PWR Systems, Inc. in
     March, 2000.                                                            |_|          |_|              |_|

     (5) To ratify the  selection  of Richard A. Eisner &
     Company,  LLP as independent  public  accountants of
     the Company for the fiscal year ending  December 31,
     2002.                                                                   |_|          |_|              |_|


          The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposals 2, 3, 4, and 5, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the meeting.

                                        Dated:  _____________________, 2002

                                        ----------------------------------

                                        ----------------------------------
                                                   Signature(s)

                                         (Signature(s)  should  conform  to
                                         names as  registered.  For jointly
                                         owned  shares,  each owner  should
                                         sign.  When  signing as  attorney,
                                         executor, administrator,  trustee,
                                         guardian    or    officer   of   a
                                         corporation,   please   give  full
                                         title.)

               PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                   APPENDIX A
                                   ----------

          If proposal No. 2 is approved, the following will be included in an amendment to the Certificate of Incorporation of the Company, at the end of article fourth thereof:

          "Each issued and outstanding share of Common Stock, par value of $.001 per share, of the Corporation (the "Old Common Stock") as of [the effective date of this Certificate of Amendment of the Certificate of Incorporation of the Corporation] (the "Effective Date") shall automatically and without any action on the part of the holder thereof, be reclassified as and changed into one-x (1/x) [x is to be completed with a whole number which shall be either two, three, four, five, six, seven, eight, nine or ten, inclusive, as hereafter approved by the Board of Directors] of one share of Common Stock, par value of $.001 per share (the "New Common Stock"), of the Corporation, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (each, an "Old Certificate") shall be entitled to receive upon surrender of such Old Certificate to the Company's Transfer Agent for cancellation, a certificate or certificates (each, a "New Certificate") representing the number of whole shares of the New Common Stock into which the Old Common Stock formerly represented by the Old Certificate so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No script or fractional shares will be issued by reason of this amendment, but, in lieu thereof, one whole share will be issued to those stockholders who would otherwise be entitled to receive fractional shares. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old
Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable."

                                   APPENDIX B
                                   ----------

               VIZACOM INC. 2000 EQUITY INCENTIVE PLAN, AS AMENDED
                          AND RESTATED ON JULY 1, 2002

ARTICLE 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1. Purpose.        The purposes of this 2000 Equity  Incentive Plan are (a) to enable Vizacom Inc. and its subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to the success of Vizacom Inc. and (b) to provide incentives to participants in this 2000 Equity
                     Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of Vizacom Inc.

1.2. Definitions.    For  purposes  of this  Equity  Incentive  Plan,  except as
                     otherwise   defined,   capitalized  terms  shall  have  the
                     meanings assigned to them in this Section 1.2.

                     "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

                     "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

                     "Award" means any award under the Plan.

                     "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                     "Board" means the Board of Directors of the Company.

                     "Cause" means the commission of any act of a material theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.

                     "Change of Control" shall have the meaning assigned to such term in Section 16.2.

                     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                     "Committee" means compensation or other any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                     "Common Stock" means the common stock, par value $0.001 per share, of the Company.

                     "Company" means Vizacom Inc., a Delaware corporation, or any successor corporation.

                     "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Administrator, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

                     "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term

                     "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the Rule as to the Use of Form S-8 contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

                     "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

                     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                     "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

                     "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such  shares;  (ii) if the  Common  Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD");
                     (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Quotation Bureau ("NQB") or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

                     "Family Member" means, with respect to any Participant, any of the following:

                          (a) such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law,
                          father-in-law,       son-in-law,      daughter-in-law,
                          brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
                          (b) any person (other than a tenant or employee) sharing such Participant's household;
                          (c) a trust in which the persons identified in clauses
                          (a) and (b) above have more than fifty percent of the beneficial interest;
                          (d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or
                          (e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

                     "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                     "Incumbent Board" means (i) the members of the Board of the Company on June 12, 2000, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after June 12, 2000, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

                     "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

                     "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

                     "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

                     "Option"  means  an  option  to  purchase   Shares  granted
                     pursuant to Article 5 or 11.

                     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                     "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Article 11.

                     "Performance Grant" shall have the meaning assigned to the term in Article 8.

                     "Performance  Shares"  means  Shares  that are  subject  to
                     restrictions   based  upon  the   attainment  of  specified
                     performance objectives granted pursuant to Article 8.

                     "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

                     "Plan" means this 2000 Equity Incentive Plan, as amended and restated on July 1, 2002.

                     "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

                     "Restricted   Stock"  means   Shares   subject  to  certain
                     restrictions granted pursuant to Article 7.

                     "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

                     "Securities Act" means the Securities Act of 1933, as amended from time to time.

                     "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

                     "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

                     "Stock Bonus" means an Award granted pursuant to Article 9.

                     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                     "Ten Percent Stockholder" shall have the meaning assigned to it in Section 5.4.

                     "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

                     "Termination Date" means the effective date of Termination, as determined by the Administrator.

ARTICLE 2. ADMINISTRATION.

2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator's Powers. Except for automatic grants to Non-Employee Directors pursuant to Article 11, and subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. Except for automatic grants to Non-Employee Directors pursuant to Article 11, the Administrator will have the authority to:

              (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
              (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
              (c) select persons to receive Awards;
              (d) determine the form and terms of Awards;
              (e) determine the number of Shares or other consideration subject to Awards;
              (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
              (g) grant waivers of Plan or Award conditions;
              (h) determine the vesting, exercisability and payment of Awards;
              (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
              (j) to make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;
              (k) determine whether an Award has been earned; and
              (l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator's Discretion Final. Except for automatic grants to Non-Employee Directors pursuant to Article 11, any determination made by the Administrator with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.

ARTICLE 3.        PARTICIPATION.

3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2. Participants. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4. AWARDS UNDER THE PLAN.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:
        (a) Options;
        (b) Stock Appreciation Rights;
        (c) Restricted Stock;
        (d) Performance Grants;
        (e) Stock Bonuses; and
        (f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2. Number of Shares Available Under the Plan. Subject to Section 4.5, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be [3,000,000], plus Shares that are subject to:

        (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option;
        (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and
        (c) an Award previously granted that otherwise terminates without Shares being issued.

        Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

              The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an award granted under the Plan which is settled in cash will not be counted as used under the Plan.

4.3.    [Intentionally Omitted.]

4.4. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.5. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, (c) the Exercise Prices of and number of Shares subject to outstanding Options and other awards, and (d) the exercise prices of and number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.6.    Rights with Respect to Common Shares and Other Securities.

        (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

        (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in
        Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5. STOCK OPTIONS.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and, except as otherwise required by the terms of Article 11 hereof, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, but excluding Options granted pursuant to Article 11, an Option shall be exercisable as follows:

        (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;
        (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;
        (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and
        (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share

        Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7. Termination. Notwithstanding anything contained in Section 5.4 or in an Award Agreement, exercise of Options shall always be subject to the following:

        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
        (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;
        (c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such
        Participant  is   Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
        Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1     Grant of Stock Appreciation Rights.

        (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

        (b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

6.3.    Exercise.   The  Award  of  Stock  Appreciation   Rights  shall  not  be
        exercisable:
        (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock
        Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;
        (b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and
        (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that
                  (i) in the  case of any  Award of  Stock  Appreciation  Rights
             (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;
                  (ii) if such  Participant  is  Terminated  by  reason  of such
             Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;
                  (iii) if such Participant is Terminated for reasons other than
             Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or
             (iv) if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock
             Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.    Exercise.
        (a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.
        (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.    Fractional  Shares.  No  fractional  shares may be delivered  under this
        Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7. RESTRICTED STOCK.

7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2 Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall: (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the Administrator determines otherwise.

ARTICLE 8. PERFORMANCE GRANTS.

8.1. Award. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of
        payment,  or  any  combination   thereof,   issued  in
        respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such
        Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be: (a) an amount fixed by the Administrator at the time the award is made or amended thereafter; (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or (c) an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the  Performance  Grant  Actual  Value of such  Performance  Grant.  The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the
        Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5. Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant

        Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:
        (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or
        (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.

ARTICLE 9. STOCK BONUSES.

9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2 Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:
        (a) determine the nature, length and starting date of any performance period for each Stock Bonus;
        (b) select from among the performance factors to be used to measure the performance, if any; and
        (c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10. PAYMENT FOR SHARE PURCHASES.

10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:
        (a) by cancellation of indebtedness of the Company to the Participant;
        (b) by surrender of Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;
        (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;
        (d) by waiver of compensation due or accrued to the Participant for services rendered;
        (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (f) by any combination of the foregoing.

10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

11.1.   Types of  Options  and  Shares.  Each  Option  granted  under  this Plan
        pursuant   to  this   Article   11  shall  be  a   Non-Qualified   Stock
        Option.

11.2. Eligibility. Options subject to this Article 11 shall be granted only to Non-Employee Directors and only when the Non-Employee Directors do not receive a grant under the Company's Outside Director and Advisor Stock Option Plan due to the unavailability of shares subject to or the termination of such plan.

11.3. Initial Grant. Subject to Section 11.2, each Non-Employee Director who first becomes a member of the Board on or after the effective date of the Plan, will automatically be granted an Option for 25,000 Shares on the date such Non-Employee Director first becomes a member of the Board.

11.4. Succeeding Grant. Subject to Section 11.2, on August 1st of each calendar year, each Non-Employee Director will automatically be granted an Option for 25,000 Shares, provided the Non-Employee Director is a member of the Board on such date.

11.5.   Exercise Price. The Exercise Price of an Option granted pursuant to this
        Article 11 shall be the Fair Market Value of a Share on the date that the Option is deemed granted.

11.6. Exercisability of Options. Each option granted pursuant to this Article 11 shall be exercisable as follows: (a) up to 33-1/3% of the number of Shares subject to such Option commencing immediately upon the grant of such Option; (b) up to an additional 33-1/3% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option; and (c) up to an additional 33-1/3% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option.

11.7. Method of Exercise. An Option granted pursuant to this Article 11 may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased and the executed Award Agreement with respect to such Option.

11.8. Termination. Notwithstanding anything contained in Section 11.7 or in an Award Agreement, exercise of Options granted pursuant to this Article 11 shall always be subject to the following:
        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
        (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, but in any event no later than the original expiration date of such Option;
        (c) Notwithstanding the provisions in paragraphs 11.8(a) and 11.8(b), if a Participant is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not, after termination of service, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for services rendered prior to termination, for services rendered for the day on which termination occurs, or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 11.8(c) should not apply and, in the alternative, paragraph 11.8(a) or 11.8(b) shall apply; provided, further, however, that, for the purpose of this paragraph 11.8(c), termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant's service is terminated.

11.9. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

11.10. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving the Option pursuant to a domestic relations order.

ARTICLE 12. DEFERRAL OF COMPENSATION.

12.1. Deferral Terms. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:
        (a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company, any Parent, Subsidiary and Affiliate);
        (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
        (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 13. DEFERRED PAYMENT OF AWARDS.

13.1. Deferral Terms. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE 14. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

14.1. Amendments and Substitutions. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 15. DESIGNATION OF BENEFICIARY BY PARTICIPANT.

15.1. Designation. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 16. CHANGE IN CONTROL. [Note - any Awards granted prior to July 1, 2002 will continue to be governed by the provisions of Article 16, as in effect at the time of the grant of such Award]

16.1. Effect of a Change in Control. Unless otherwise determined by the Board of Directors as constituted prior to a Change in Control, or unless otherwise specified in an Award Agreement, then upon any Change in
        Control:
        (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;
        (b) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and
        (c) all Performance Grant Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.
        (d) The Board of Directors, as constituted prior to a Change in Control, may determine by notice to a holder of any unexercised Options given no less than 20 days prior to a Change in Control, that such options must be exercised, if at all, no less than 5 days before the consummation of such Change in Control and that if not so exercised, such Option shall terminate upon the consummation of such Change in Control.

16.2. Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:
        (a) any person who is not such, as of July 1, 2002, becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities, with the approval of the Board of Directors as constituted prior to the transaction; or any person who is not such as of July 1, 2002, becomes the beneficial owner of more than 30% of the combined voting power of the Company's outstanding voting securities, without the approval of the board of directors as constituted prior the transaction;
        (b) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board, are elected within any single 24-month period to serve on the Board;
        (c) members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or
        (d) In the event of (i) a proposed dissolution or liquidation of the Company, or (ii) a proposed sale of all or substantially all of the assets of the Company, or (iii) the merger or consolidation of the Company with or into another entity, an exchange of outstanding equity, or any other corporate reorganization, other than one in which persons who were shareholders of the Company immediately prior to such merger, consolidation, exchange of equity, or other reorganization, continue to own, in roughly the same relative proportion to one another, immediately after such merger, consolidation, exchange of equity, or other reorganization, fifty percent (50%) or more of the voting power of the outstanding securities of the continuing or surviving entity.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 16.2 solely because 50% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 16, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

ARTICLE 17. PLAN AMENDMENT OR SUSPENSION.

17.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

ARTICLE 18. PLAN TERMINATION.

18.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) June 11, 2010; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

18.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 14.

ARTICLE 19. STOCKHOLDER ADOPTION.

19.1. Stockholder Approval - The Plan was approved by the stockholders in August, 2000. An amendment to the Plan, increasing the number of shares available under the Plan to 2,000,000 shares of common stock, was approved by the stockholders in December, 2001. The amendment to the Plan increasing the number of shares available to 3,000,000 shares of common stock must be approved by stockholders, pursuant to Delaware law, no later than June 30, 2003, or such amendment will not be effective. Other amendments to the Plan adopted by the Board on July 1, 2002 are not subject to stockholder approval.

ARTICLE 20. TRANSFERABILITY.

20.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such option pursuant to a domestic relations order.

ARTICLE 21. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

21.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

21.2. Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

21.3.   Restrictions  on Shares.  At the  discretion of the  Administrator,  the
        Company  may  reserve  to itself  and/or  its  assignee(s)  in the Award
        Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE 22. CERTIFICATES.

22.1. Legal Restrictions; Stock Legends. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 23. ESCROW; PLEDGE OF SHARES.

23.1 Deposit of Shares; Escrow. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 24. EXCHANGE AND BUYOUT OF AWARDS.

24.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

24.2 Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 25. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

25.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

25.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 26. NO OBLIGATION TO EMPLOY.

26.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

ARTICLE 27. NONEXCLUSIVITY OF THE PLAN.

27.1. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 28. MISCELLANEOUS PROVISIONS.

28.1. No Rights Unless Specifically Granted. No employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

28.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

28.3 Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

28.4 Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

28.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit an Eligible Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

28.6. Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the
        Company:
        (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;
        (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and
        (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

28.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

28.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

28.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

28.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

28.11. Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by
        Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

28.12. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.